Exhibit 99.1
MARTIN MIDSTREAM PARTNERS REPORTS
2006 THIRD QUARTER FINANCIAL RESULTS
     KILGORE, Texas, November 9, 2006 /PRNewswire-FirstCall via COMTEX/ — Martin Midstream Partners L.P. (Nasdaq: MMLP) announced today its financial results for the third quarter ended September 30, 2006.
     MMLP reported net income for the third quarter of 2006 of $4.3 million, or $0.32 per limited partner unit. This compared to net income for the third quarter of 2005 of $4.8 million, or $0.56 per limited partner unit. Revenues for the third quarter of 2006 were $147.5 million compared to $112.8 million for the third quarter of 2005.
     MMLP reported net income for the nine months ended September 30, 2006 of $13.9 million, or $1.05 per limited partner unit. This compared to net income for the nine months ended September 30, 2005 of $11.3 million, or $1.31 per limited partner unit. Revenues for the nine months ended September 30, 2006 were $427.4 million, compared to revenues of $293.8 million for the nine months ended September 30, 2005.
     The Company’s distributable cash flow for the third quarter of 2006 was $7.3 million, compared to $7.0 million for the third quarter of 2005. The Company’s distributable cash flow for the nine months ended September 30, 2006 was $22.5 million, compared to $16.7 million for the nine months ended September 30, 2005. Distributable cash flow is a non-GAAP financial measure which is explained in greater detail below under “Use of Non-GAAP Financial Information.” The Company has also included below a table entitled “Distributable Cash Flow” in order to show the components of this non-GAAP financial measure and its reconciliation to the most comparable GAAP measurement.
     Included with this press release are MMLP’s Consolidated and Condensed Balance Sheets as of September 30, 2006 and December 31, 2005, its Consolidated and Condensed Statements of Operations for the three and nine months ended September 30, 2006 and 2005 and its Consolidated and Condensed Statements of Cash Flows for the nine months ended September 30, 2006 and 2005. These financial statements should be read in conjunction with the information contained in the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on November 9, 2006.
     Ruben Martin, President and Chief Executive Officer of Martin Midstream GP LLC, the general partner of Martin Midstream Partners, said “While our terminalling and natural gas services segments performed well in the third quarter, our sulfur and fertilizer results were disappointing due to reduced volumes and increasing freight costs, respectively. In addition, we experienced a slight decline in the performance of our marine segment due to unanticipated repairs and maintenance expenses. Excluding 2005, we have historically experienced this seasonal decline in our third quarter results and this year fits that trend. I continue to remain optimistic as we head into the fourth quarter and into 2007 when we anticipate that we will begin to realize the benefits of our 2006 organic growth plan.”

Investors’ Conference Call
     An investor’s conference call to review the third quarter results will be held on Friday, November 10, 2006, at 8:30 a.m. Central Time. The conference call can be accessed by calling (877) 407-9205. An audio replay of the conference call will be available by calling (877) 660-6853 from 9:30 a.m. Central Time on November 10, 2006 through 11:59 p.m. Central Time on November 17, 2006. The access codes for the conference call and the audio replay are as follows: Account No. 286; Conference ID No. 219531. The audio replay of the conference call will also be archived on the Company’s website at www.martinmidstream.com.
About Martin Midstream Partners
     Martin Midstream Partners is a publicly traded limited partnership with a diverse set of operations focused primarily in the United States Gulf Coast region. The Partnership’s primary business lines include: terminalling and storage services for petroleum products and by-products; natural gas gathering, processing and LPG distribution; marine transportation services for petroleum products and by-products; sulfur gathering, processing and distribution; and fertilizer manufacturing and distribution.
     Additional information concerning the Company is available on the Company’s website at www.martinmidstream.com.
Forward-Looking Statements
     Statements about Martin Midstream Partners’ outlook and all other statements in this release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside its control, which could cause actual results to differ materially from such statements. While MMLP believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. A discussion of these factors, including risks and uncertainties, is set forth in the Company’s annual and quarterly reports filed from time to time with the Securities and Exchange Commission. Martin Midstream Partners disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financial Information
     MMLP reports its financial results in accordance with generally accepted accounting principles. However, from time to time, MMLP uses certain non-GAAP financial measures such as distributable cash flow because management believes that this measure may provide users of this financial information with meaningful comparisons between current results and prior reported results and a meaningful measure of MMLP’s cash flow after it has satisfied the capital and related requirements of its operations. Distributable cash flow is not a measure of financial performance or liquidity under GAAP. It should not be considered in isolation or as an indicator of MMLP’s performance. Furthermore, it should not be seen as a measure of liquidity or a substitute for comparable metrics prepared in accordance with GAAP. This information may constitute non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. Accordingly, MMLP has presented herein, and will present in other information it publishes that contains this non-GAAP financial measure, a reconciliation of this measure to the most directly comparable GAAP financial measure.
     The Company has included below a table entitled “Distributable Cash Flow” in order to show the components of this non-GAAP financial measure and its reconciliation to the most comparable GAAP measure. MMLP calculates distributable cash flow as follows: net income (as reported in its Consolidated and Condensed Statements of Operations), plus depreciation and amortization and amortization of deferred debt issue costs (as reported in its Consolidated and Condensed Statements of Cash Flows), plus distributions from unconsolidated entities (as described below), plus distributable cash from unconsolidated entities (as described below), less equity in earnings of unconsolidated entities (as reported in its Consolidated and Condensed Statements of Operations), less non-cash mark-to-market on derivatives (as reported in its Consolidated and Condensed Statements of Cash Flows), less maintenance capital expenditures (as described below), less gain on involuntary conversion of property, plant and equipment (as reported in its Consolidated and Condensed Statements of Cash Flows), plus debt prepayment premium (as reported in its Consolidated and Condensed Statements of Operations), plus other (as reported in its Consolidated and Condensed Statements of Cash Flows).
     MMLP’s distributions from unconsolidated entities is calculated as distributions from unconsolidated entities (as reported in its Consolidated and Condensed Statements of Cash Flows) plus distributions in-kind from equity investments (as reported in its Consolidated and Condensed Statements of Cash Flows). For the quarter ended September 30, 2006, MMLP’s distributions from unconsolidated entities and distributions in-kind from equity investments were $0.2 and $2.8 million, respectively. For the nine months ended September 30, 2006, MMLP’s distributions from unconsolidated entities and distributions in-kind from equity investments were $0.8 and $6.7 million, respectively.
     MMLP’s distributable cash from unconsolidated entities is calculated as investments in unconsolidated entities (as reported in its Consolidated and Condensed Statements of Cash Flows), plus investments in working capital of unconsolidated entities (as reported in Note 6 – Investment in Unconsolidated Partnerships and Joint Ventures of its Quarterly Report on Form 10-Q filed on November 9, 2006), plus expansion capital expenditures in unconsolidated entities (as reported in Note 6 – Investment in Unconsolidated Partnerships and Joint Ventures of its Quarterly Report on Form 10-Q filed on November 9, 2006). For the quarter ended September 30, 2006, MMLP’s investments in unconsolidated entities, investments in working capital of unconsolidated entities, and unconsolidated entities expansion capital expenditures were $(6.0), $2.5, and $3.4 million, respectively. For the nine months ended September 30, 2006, MMLP’s investments in unconsolidated entities, investments in working capital of unconsolidated entities, and unconsolidated entities expansion capital expenditures were $(7.3), $2.5 and $5.8 million, respectively.

     MMLP’s capital expenditures include both expansion and maintenance capital expenditures and are calculated as payments for property, plant and equipment (as reported in its Consolidated and Condensed Statements of Cash Flows) plus acquisitions, net of cash acquired (as reported in its Consolidated and Condensed Statements of Cash Flows). For the quarter ended September 30, 2006, payments for property, plant and equipment and acquisitions, net of cash acquired, were $15.8 and $9.1 million, respectively. For the nine months ended September 30, 2006, payments for property, plant and equipment and acquisitions, net of cash acquired, were $53.5 and $16.5 million, respectively. For the quarter and nine months ended September 30, 2006, expansion capital expenditures were $23.2 and $59.7 million, respectively, excluding unconsolidated entities expansion capital expenditures. For the quarter ended September 30, 2006, maintenance capital expenditures were $1.5 million, including $0.3 million in hurricane-related maintenance capital expenditures. For the nine months ended September 30, 2006, maintenance capital expenditures were $10.4 million, including $4.2 million in hurricane-related maintenance capital expenditures.
Contacts: Robert D. Bondurant, Executive Vice President and Chief Financial Officer of Martin Midstream GP LLC, the Company’s general partner at (903) 983-6200.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED BALANCE SHEETS
(Dollars in thousands)

	September 30,	December 31,
	2006	2005
	(Unaudited)	(Audited)
Assets
Cash	$834	$6,465
Accounts and other receivables, less allowance for doubtful accounts of $297 and $140	51,779	72,162
Product exchange receivables	6,895	2,141
Inventories	39,739	33,909
Due from affiliates	1,787	1,475
Other current assets	1,787	1,420

Total current assets	102,821	117,572

Property, plant and equipment, at cost	304,365	235,218
Accumulated depreciation	(71,657)	(59,505)

Property, plant and equipment, net	232,708	175,713

Goodwill	27,600	27,600
Investment in unconsolidated entities	67,119	59,879
Other assets, net	7,594	8,280

	$437,842	$389,044

Liabilities and Partners’ Capital

Current installments of long-term debt	$73	$9,104
Trade and other accounts payable	45,731	67,387
Product exchange payables	14,527	9,624
Due to affiliates	8,459	3,492
Income taxes payable	209	6,345
Other accrued liabilities	3,974	3,617

Total current liabilities	72,973	99,569

Long-term debt	180,040	192,200
Other long-term obligations	2,418	1,710

Total liabilities	255,431	293,479

Partners’ capital	182,727	95,565
Accumulated other comprehensive income	(316)	—

Total partners’ capital	182,411	95,565

Commitments and contingencies
	$437,842	$389,044

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in MMLP’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2006.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Revenues:
Terminalling and storage	$6,163	$5,782	$17,511	$16,858
Marine transportation	12,949	8,578	33,170	26,634
Product sales:
Natural gas/LPG services	102,217	71,732	288,199	199,487
Sulfur	13,716	16,803	46,729	17,743
Fertilizer	9,256	7,565	33,352	25,980
Terminalling and storage	3,204	2,320	8,418	7,114

	128,393	98,420	376,698	250,324

Total revenues	147,505	112,780	427,379	293,816

Costs and expenses:
Cost of products sold:
Natural gas/LPG services	98,639	68,140	278,239	192,187
Sulfur	8,496	11,331	30,668	12,030
Fertilizer	8,243	6,343	29,645	21,955
Terminalling and storage	2,550	1,950	6,866	5,969

	117,928	87,764	345,418	232,141

Expenses:
Operating expenses	17,470	13,423	45,751	32,778
Selling, general and administrative	2,810	1,848	7,801	5,420
Depreciation and amortization	4,577	3,312	12,784	8,672

Total costs and expenses	142,785	106,347	411,754	279,011

Other operating income	—	—	853	—

Operating income	4,720	6,433	16,478	14,805

Other income (expense):
Equity in earnings of unconsolidated entities	2,720	27	7,442	222
Interest expense	(3,189)	(1,639)	(9,225)	(3,834)
Debt prepayment premium	—	—	(1,160)	—
Other, net	78	25	330	127

Total other income (expense)	(391)	(1,587)	(2,613)	(3,485)

Net income	$4,329	$4,846	$13,865	$11,320

General partner’s interest in net income	$218	$97	$702	$226
Limited partners’ interest in net income	$4,111	$4,749	$13,163	$11,094

Net income per limited partner unit — basic and diluted	$0.32	$0.56	$1.05	$1.31

Weighted average limited partner units — basic	12,682,342	8,475,862	12,555,968	8,475,862
Weighted average limited partner units — diluted	12,684,889	8,475,862	12,558,601	8,475,862
These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in MMLP’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2006.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	Nine Months Ended
	September 30
	2006	2005
Cash flows from operating activities:
Net income	$13,865	$11,320

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,784	8,672
Amortization of deferred debt issuance costs	770	396
Gain on involuntary conversion of property, plant and equipment	(853)	—
Equity in earnings of unconsolidated entities	(7,442)	(222)
Non-cash mark-to-market on derivatives	(154)	—
Distributions in-kind from equity investments	6,710	—
Other	15	—
Change in current assets and liabilities, excluding effects of acquisitions and dispositions:

Accounts and other receivables	18,695	261
Product exchange receivables	(4,754)	(3,565)
Inventories	(5,830)	(6,454)
Due from affiliates	(312)	794
Other current assets	90	200
Trade and other accounts payable	(21,656)	11,495
Product exchange payables	4,903	626
Due to affiliates	4,967	787
Other accrued liabilities	(5,747)	412
Change in other non-current assets and liabilities	(148)	(446)

Net cash provided by operating activities	15,903	24,276

Cash flows from investing activities:
Payments for property, plant and equipment	(53,511)	(12,264)
Acquisitions, net of cash acquired	(16,544)	(29,227)
Proceeds from sale of property, plant and equipment	770	46
Insurance proceeds from involuntary conversion of property, plant and equipment	2,541	—
Escrow deposit for acquisition	—	(5,000)
Investments in unconsolidated entities	(7,344)	—
Distributions from unconsolidated entities	836	—

Net cash used in investing activities	(73,252)	(46,445)

Cash flows from financing activities:
Payments of long-term debt	(105,810)	(16,691)
Proceeds from long-term debt	84,619	53,200
Net proceeds from follow on public offering	95,272	—
Payments of debt issuance costs	(371)	(397)
General partner contribution	2,052	—
Cash distributions paid	(24,044)	(14,011)

Net cash provided by financing activities	51,718	22,101

Net decrease in cash and cash equivalents	(5,631)	(68)

Cash at beginning of period	6,465	3,184

Cash at end of period	$834	$3,116

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in MMLP’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2006.

MARTIN MIDSTREAM PARTNERS L.P.
DISTRIBUTABLE CASH FLOW
(Dollars in thousands)
(Unaudited Non-GAAP Financial Measure)

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2006	2005	2006	2005
Net Income	$4,329	$4,846	$13,865	$11,320
Adjustments to reconcile net income to distributable cash flow:
Depreciation and amortization	4,577	3,312	12,784	8,672
Amortization of deferred debt issuance costs	270	145	770	396
Distributions from unconsolidated entities[1]	2,945	—	7,546	—
Distributable cash from unconsolidated entities[2]	(66)	—	918	—
Equity in earnings of unconsolidated entities	(2,720)	(27)	(7,442)	(222)
Non-cash mark-to-market on derivatives	(792)	—	(154)	—
Maintenance capital expenditures[3]	(1,298)	(938)	(6,151)	(3,178)
Gain on involuntary conversion of property, plant and equipment	—	—	(853)	—
Debt prepayment premium	—	—	1,160	—
Other	7	(291)	65	(245)

Distributable cash flow	$7,252	$7,047	$22,508	$16,743

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2006	2005	2006	2005
[1] Distributions from unconsolidated entities:
Distributions from unconsolidated entities (cash)	$150	$—	$836	$—
Distributions in-kind from equity investments	2,795	—	6,710	—

Distributions from unconsolidated entities	$2,945	$—	$7,546	$—

[2] Distributable cash from unconsolidated entities:
Investments in unconsolidated entities	$(6,008)	$—	$(7,344)	$—
Investments in working capital of unconsolidated entities	2,500	—	$2,500	—
Expansion capital expenditures in unconsolidated entities	3,443	—	5,762	—

Distributable cash from unconsolidated entities	$(66)	$—	$918	$—

[3] Maintenance capital expenditures:
Payments for property, plant and equipment	$(15,758)	$(7,090)	$(53,511)	$(12,264)
Acquisitions	(9,093)	(19,039)	(16,544)	(29,227)

Capital expenditures	(24,851)	(26,129)	(70,055)	(41,491)
Expansion capital expenditures	23,220	25,191	59,669	38,313
Hurricane-related maintenance capital expenditures	333	—	4,236	—

Maintenance capital expenditures	$(1,298)	$(938)	$(6,151)	$(3,178)